UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 13, 2026

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02.	Results of Operations and Financial Condition.

On August 13, 2026, Dawson Geophysical Company (the “Company”) issued a press release reporting its preliminary and unaudited financial results for its second quarter ended June 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

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Item 9.01.	Financial Statements and Exhibits.

 (d)Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated August 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: August 13, 2026	By:	/s/ Ian Shaw
Ian Shaw
Chief Financial Officer